                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                       Date of report: September 12, 2000

                   Newcourt Equipment Trust Securities 1998-2

    A New York               Commission File                  I.R.S. Employer
    Corporation               NO. 333-34793                    No. 13-7135550


                          c/o AT&T Capital Corporation
                       650 Cit Drive Livingston, NJ 07039
                        Telephone Number (973) 535-5909

Newcourt Equipment Trust Securities 1998-2
Monthly Servicing Report
Determination Date:    September 12, 2000      Payment Date: September 15, 2000
Collection Period:        August 31, 2000

Item 5.      Other

I.    Information Regarding the Contracts
    1.  Contract Pool Principal Balance
        a.    Beginning of Collection Period                                    $  636,637,574
        b.    End of Collection Period                                          $  607,325,128
        c.    Reduction for Collection Period                                   $   29,312,446
    2.  Delinquent Scheduled Payments
        a.    Beginning of Collection Period                                    $   12,015,839
        b.    End of Collection Period                                          $   10,956,416
    3.  Liquidated Contracts
        a.    Number of Liquidated Contracts
              with respect to Collection Period                                            404
        b.    Required Payoff Amounts of Liquidated Contracts                   $    3,105,339
        c.    Total Reserve for Liquidation Expenses                            $        -
        d.    Total Liquidation Proceeds Received                               $      345,308
        e.    Liquidation Proceeds Allocated to Owner Trust                     $      315,139
        f.    Liquidation Proceeds Allocated to Depositor                       $       30,169
        g.    Current Realized Losses                                           $    2,790,200
    4.  Prepaid Contacts
        a.    Number of Prepaid Contracts with respect
              to Collection Period                                                         243
        b.    Required Payoff Amounts of Prepaid Contracts                      $    3,050,337
    5.  Purchased Contracts (by TCC)
        a.    Number of Contracts Purchased by TCC with
              respect to Collection Period                                                   0
        b.    Required Payoff Amounts of Purchased Contracts                    $        -

6.  Delinquency Status of Contracts (End of Collection Period)

                --------------------------------------------------------------------------
                                                                     % of Aggregate
                Number of        % of        Aggregate Required    Required Payoff
                Contracts      Contracts       Payoff Amounts          Amounts
                --------------------------------------------------------------------------
 a. Current       47,406         91.31%         $ 573,165,844           92.70%
 b. 31-60 days     2,260          4.35%         $  23,827,649            3.85%
 c. 61-90 days     1,073          2.07%         $  11,670,968            1.89%
 d. 91-120 days      531          1.02%         $   4,811,039            0.78%
 e. 120+ days        649          1.25%         $   4,806,043            0.78%
 f. Total         51,919        100.00%         $ 618,281,543          100.00%


7. Historical Delinquency Experience with Respect to Contracts

------------------------------------------------------------------------------------------------------------
                           % of                   % of                    % of                   % of
                         Aggregate              Aggregate              Aggregate              Aggregate
                      Required Payoff        Required Payoff        Required Payoff        Required Payoff
                          Amounts                Amounts                Amounts                Amounts
 Collection
   Periods          31-60 Days Past Due    61-90 Days Past Due    91-120 Days Past Due    120+ Days Past Due
------------------------------------------------------------------------------------------------------------
   8/31/00                 3.85%                  1.89%                  0.78%                  0.78%
   7/31/00                 4.22%                  1.69%                  0.81%                  1.06%
   6/30/00                 4.02%                  1.77%                  0.87%                  0.98%
   5/31/00                 4.37%                  1.59%                  0.88%                  0.91%
   4/30/00                 4.45%                  1.75%                  0.77%                  0.94%
   3/31/00                 4.33%                  1.68%                  0.82%                  0.90%
   2/29/00                 5.27%                  1.81%                  0.85%                  1.13%
   1/31/00                 5.21%                  1.73%                  0.97%                  1.06%
  12/31/99                 5.36%                  1.89%                  1.00%                  1.02%
  11/30/99                 5.15%                  1.75%                  1.10%                  1.18%
  10/31/99                 5.05%                  1.91%                  1.04%                  0.95%
   9/30/99                 4.32%                  1.77%                  0.72%                  0.92%
   8/31/99                 4.44%                  1.58%                  0.68%                  0.79%
   7/31/99                 4.50%                  1.51%                  0.82%                  0.71%
   6/30/99                 4.21%                  1.83%                  0.67%                  0.67%
   5/31/99                 5.11%                  1.70%                  0.68%                  0.58%
   4/30/99                 4.19%                  1.28%                  0.53%                  0.52%
  03/31/99                 4.41%                  1.34%                  0.56%                  0.54%
  02/28/99                 5.64%                  1.79%                  0.58%                  0.45%
  01/31/99                 5.45%                  1.51%                  0.69%                  0.01%
  12/31/98                 4.64%                  1.30%                  0.01%                  0.01%

8. Historical Loss Experience With Respect to Contracts

                                          -----------------------------------------------------------------------------------
                                             Collection          3 Collection       6 Collection Periods    Cumulative Since
                                               Period           Periods Ending             Ending             Cut-off Date
                                              August-00            August-00             August-00
                                          -----------------------------------------------------------------------------------
a.    Number of Liquidated Contracts             404                  757                  1,521                 4,337
b.    Number of Liquidated
      Contracts as a Percentage
      of Initial Contracts                     0.577%               1.082%                 2.173%                6.197%
c.    Required Payoff Amounts of
      Liquidated Contracts                    3,105,339            6,598,382             13,461,590            46,351,610
d.    Liquidation Proceeds Allocated
      to Owner Trust                           315,139             1,231,072             2,899,046             5,730,002
e.    Aggregate Current Realized
      Losses                                  2,790,200            5,367,310             10,562,544            40,621,608
f.    Aggregate Current Realized
      Losses as a Percentage of
      Cut-off Date Contract Pool
      Principal Balance                        0.208%               0.400%                 0.787%                3.025%

II. Information Regarding the Securities

1.  Summary of Balance Information

   -------------------------------------------------------------------------------------------------------------------------
                                  Principal Balance as of  Class Factor as of   Principal Balance as of  Class Factors as of
       Class          Coupon        September 15, 2000     September 15, 2000       August 15, 2000        August 15, 2000
                       Rate            Payment Date           Payment Date            Payment Date           Payment Date
   -------------------------------------------------------------------------------------------------------------------------
a. Class A-1 Notes   5.195000%         $          0             0.00000               $          0             0.00000
b. Class A-2 Notes   5.290000%         $          0             0.00000               $          0             0.00000
c. Class A-3 Notes   5.450000%         $255,969,263             0.54461               $279,639,336             0.59497
d. Class A-4 Notes   5.450000%         $201,430,384             1.00000               $201,430,384             1.00000
e. Class A-5 Notes   5.500000%         $ 63,094,050             0.51349               $ 65,599,729             0.53388
f. Class B Notes     5.660000%         $ 10,709,969             0.69352               $ 11,169,556             0.72328
g. Class C Notes     6.190000%         $ 35,389,900             0.69352               $ 36,908,493             0.72328
h. Class D Notes     7.210000%         $ 51,687,978             0.69353               $ 53,905,914             0.72329
I. Total               N.A.            $618,281,543             0.46042               $648,653,413             0.48304

Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $618,281,543.28 and the CCA Balance is $60,243,129.68.

2.  Monthly Principal Amount
    a.    Principal Balance of Notes and Equity Certificates
          (End of Prior Collection Period)                                      $  648,653,413
    b.    Contract Pool Principal Balance (End of Collection Period)            $  607,325,128
    c.    Monthly Principal Amount                                              $   41,328,285
3.  Gross Collections
    a.    Scheduled Payments Received                                           $   27,894,665
    b.    Liquidation Proceeds Allocated to Owner Trust                         $      315,139
    c.    Required Payoff Amounts of Prepaid Contracts                          $    3,050,337
    d.    Required Payoff Amounts of Purchased Contracts                        $         -
    e.    Proceeds of Clean-up Call                                             $         -
    f.    Investment Earnings on Collection Account and Note Distribution.      $      105,490
    g.    Extension Fees Allocated to Owner Trust                               $      373,608
    h.    Total Gross Collections (sum of (a) through (g))                      $   31,739,239
4.  Determination of Available Funds
    a.    Total Gross Collections                                               $31,739,239.16
    b.    Withdrawal from Cash Collateral Account                               $    2,348,272
    c.    Total Available Funds                                                 $   34,087,511



5.  Application of Available Funds


--------------------------------------------------------------------------------------
          Item                          Amount         Remaining Available Funds
--------------------------------------------------------------------------------------
a.    Total Available Funds                                  $ 34,087,511
b.    Servicing Fee                    $   663,164           $ 33,424,347
c.    Interest on Notes:
      i)    Class A-1 Notes            $       -             $ 33,424,347
      ii)   Class A-2 Notes            $       -             $ 33,424,347
      iii)  Class A-3 Notes            $ 1,270,029           $ 32,154,319
      iv)   Class A-4 Notes            $   914,830           $ 31,239,489
      v)    Class A-5 Notes            $   300,665           $ 30,938,824
      vi)   Class B Notes              $    52,683           $ 30,886,140
      vii)  Class C Notes              $   190,386           $ 30,695,754
      viii) Class D Notes              $   323,885           $ 30,371,869
d.    Principal of Notes
      i)    Class A-1 Notes            $       -             $ 30,371,869
      ii)   Class A-2 Notes            $       -             $ 30,371,869
      iii)  Class A-3 Notes            $23,670,073           $  6,701,796
      iv)   Class A-4 Notes            $       -             $  6,701,796
      v)    Class A-5 Notes            $ 2,505,679           $  4,196,117
      vi)   Class B Notes              $   459,587           $  3,736,530
      vii)  Class C Notes              $ 1,518,593           $  2,217,936
      viii) Class D Notes              $ 2,217,936           $        -
e.    Deposit to Cash
      Collateral Account               $       -             $        -
f.    Amount to be applied in
      accordance with CCA
      Loan Agreement                   $       -             $        -
g.    Balance, if any, to Equity
      Certificates                     $       -             $        -

III. Information Regarding the Cash Collateral Account

1.  Balance Reconciliation

    -----------------------------------------------------------------------------------------------------------
                                                                              September 15, 2000
                           Item                                                   Payment Date
    -----------------------------------------------------------------------------------------------------------
    a.    Available Cash Collateral Amount (Beginning)                             62,591,402
    b.    Deposits to Cash Collateral Account                                             -
    c.    Withdrawals from Cash Collateral Account                                  2,348,272
    d.    Releases of Cash Collateral Account Surplus
          (Excess, if any of (a) plus (b) minus (c) over (f))                             -
    e.    Available Cash Collateral Amount (End)
          (Sum of (a) plus (b) minus (c) minus (d))                                60,243,130
    f.    Requisite Cash Collateral Amount                                         61,060,739
    g.    Cash Collateral Account Shortfall
          (Excess, if any, of (f) over (e))                                           817,609

2.        Calculation of Requisite Cash Collateral Amount
    a.    For Payment Dates from, and including, the
          January 1999 Payment Date to,
          and including, the December 1999 Payment Date
          1) Initial Cash Collateral Amount                                        94,000,846
    b.    For Payment Dates from, and including, the
          January 2000 Payment Date until
          the Final Payment Date, the sum of
          1) 8.25% of the Contract Pool Principal Balance                          50,104,323
          2) The Aggregate Principal Balance of the Notes
             and the Equity Certificate Balance less the
             Contract Pool Principal Balance                                       10,956,416
          3) Total ((1) plus (2))                                                  61,060,739
    c.    Floor equal to the lesser of
          1) 1.25% of Cut-Off Date Contract Pool Principal
             Balance ($16,785,865); and                                            16,785,865
          2) the Aggregate Principal Balance of the Notes
             and the Equity Certificate Balance                                   618,281,543
    d.    Requisite Cash Collateral Amount                                         61,060,739

3.        Calculation of Cash Collateral Account Withdrawals
    a.    Interest Shortfalls                                                            -
    b.    Principal Deficiency Amount                                               2,348,272
    c.    Principal Payable at Stated Maturity Date of
          Class of Notes or Equity Certificates                                          -
    d.    Total Cash Collateral Account Withdrawals                                 2,348,272

IV. Information Regarding Distributions on Securities

-----------------------------------------------------------------------------------------------
     Distribution             Class A-1        Class A-2        Class A-3         Class A-4
       Amounts                  Notes            Notes            Notes             Notes
------------------------------------------------------------------------------------------------
1. Interest Due                $    -           $    -         $  1,270,029       $ 914,830
2. Interest Paid               $    -           $    -         $  1,270,029       $ 914,830
3. Interest Shortfall          $    -           $    -         $       -          $     -
   ((1) minus (2))
4. Principal Paid              $    -           $    -         $ 23,670,073       $     -
5. Total Distribution Amount   $    -           $    -         $ 24,940,102       $ 914,830
   ((2) plus (4))


------------------------------------------------------------------------------------------------------------------
     Distribution               Class A-5             Class B         Class C         Class D
       Amounts                    Notes                Notes           Notes           Notes           Totals
------------------------------------------------------------------------------------------------------------------
1. Interest Due                  $   300,665        $  52,683      $   190,386     $   323,885      $  3,052,478
2. Interest Paid                 $   300,665        $  52,683      $   190,386     $   323,885      $  3,052,478
3. Interest Shortfall            $       -          $     -        $       -       $       -        $        -
   ((1) minus (2))
4. Principal Paid                $ 2,505,679        $ 459,587      $ 1,518,593     $ 2,217,936      $ 30,371,869
5. Total Distribution Amount     $ 2,806,345        $ 512,270      $ 1,708,980     $ 2,541,821      $ 33,424,347
   ((2) plus (4))



V. Information Regarding Other Pool Characteristics

    -------------------------------------------------------------------------------------------------
                                                       As of End of              As of End of
              Item                                       August-00                  July-00
                                                     Collection Period         Collection Period
    -------------------------------------------------------------------------------------------------
1.  Original Contract Characteristics
    a.    Original Number of Contracts                    69,983                      N.A.
    b.    Cut-Off Date Contract Pool
          Principal Balance                           $1,342,869,226                  N.A.
    c.    Original Weighted Average
          Remaining Term                                   46.30                      N.A.
    d.    Weighted Average
          Original Term                                    56.50                      N.A.
2.  Current Contract Characteristics
    a.    Number of Contracts                              51,919                    53,307
    b.    Average Contract
          Principal Balance                               $11,698                   $11,943
    c.    Weighted Average
          Remaining Term                                    30.8                      31.5

VI. Newcourt Equipment Trust Securities 1998-2 Prepayment Schedule

------------------------------------------------------      ------------------------------------------------------
Payment Date                     Since Issue                Payment Date                           Since Issue
  Period                             CPR                      Period                                   CPR
------------------------------------------------------      ------------------------------------------------------
0            December-98                                         14              Feb-00              7.416%
1             January-99           1.060%                        15              Mar-00              7.402%
2                 Feb-99           4.881%                        16              Apr-00              7.666%
3                 Mar-99           9.207%                        17              May-00              7.357%
4               April-99          10.595%                        18              Jun-00              7.546%
5                 May-99          10.294%                        19              Jul-00              7.511%
6                 Jun-99           9.272%                        20              Aug-00              7.296%
7                 Jul-99           9.814%                        21              Sep-00              7.425%
8                 Aug-99           8.969%
9                 Sep-99           8.813%
10                Oct-99           8.067%
11                Nov-99           7.852%
12                Dec-99           7.803%
13                Jan-00           7.484%

VII. Purchased, Liquidated and Paid Contracts

A computer listing of all purchased, liquidated and paid contracts has been provided to the Indenture Trustee.

                             Servicer's Certificate

   The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of December 1, 1998 (the "Transfer and Servicing Agreement"), among Newcourt Equipment Trust Securities 1998-2, Antigua Funding Corporation, The Bank of New
   York, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible
    Officer of the Servicer and, pursuant to Section 3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on September 15, 2000.

  This Certificate shall constitute the Servicer's Certificate as required by
 Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.

                            AT&T Capital Corporation

                                   Glenn Votek
                                   -----------
                                   Glenn Votek
                                   Executive Vice President, and Treasurer